UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported)
February 13, 2018

Douglas Emmett, Inc.
(Exact name of registrant as specified in its charter)

Maryland	1-33106	20-3073047
(State or other jurisdiction of incorporation)	Commission file number	(I.R.S. Employer identification No.)

808 Wilshire Boulevard, Suite 200, Santa Monica, California 90401
(Address of principal executive offices)                       (Zip Code)

Registrant’s telephone number, including area code    (310) 255-7700

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition

On February 13, 2018, Douglas Emmett, Inc. released its financial results for the quarter ended December 31, 2017 by posting to its website its Fourth Quarter 2017 Earnings Results and Operating Information package (attached as Exhibit 99.1).  The information contained in this report on Form 8-K, including the attached Exhibit, shall not be deemed “filed” with the Securities and Exchange Commission nor incorporated by reference in any registration statement filed by Douglas Emmett, Inc. under the Securities Act of 1933, as amended.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits: The following exhibit is furnished with this Current Report on Form 8-K:

Exhibit No.    Description

99.1    Fourth Quarter 2017 Earnings Results and Operation Information

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DOUGLAS EMMETT, INC.

Dated:	February 13, 2018	By:	/s/ MONA M. GISLER
Mona M. Gisler
Chief Financial Officer